Exhibit 99.2

4th Quarter and Fiscal Year 2008 Earnings Call

2 Agenda Reflections Market Overview 2009 Focus Financial Overview Q&A Bill Lasky Bill Lasky Bill Lasky Dave Armstrong Bill Lasky Dave Armstrong

3 Forward Looking Statements Statements contained in this news release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, hopes, beliefs and intentions on strategies regarding Accuride’s future results. It is important to note that the Company’s actual future results could differ materially from those expressed or implied in such forward-looking statements, and are subject to a number of risks, uncertainties and other factors. These factors could include, among others, whether the amendment provides the financial flexibility ultimately required for the Company to execute its business plan, the possibility that further amendments to the credit agreement may be required in the event of unanticipated adverse impacts to the Company’s business, as well as the Company’s ability to obtain such amendments, the ability to achieve the anticipated benefits of the transactions with Sun Capital, and the impact on the Company’s business and prospects generally of, among other factors, market demand in the commercial vehicle industry, general economic, business and financing conditions, labor relations, governmental action, competitor pricing activity, expense volatility, and other risks detailed from time to time in the Company’s Securities and Exchange Commission filings. Accuride cautions you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made, and assumes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date of this press release.

Reflection on 2008 and early 2009 Change in Leadership Call to action Accuride’s strategy refined Key Deliverables Increased Focus on Core Exit of non-core business ventures Implemented Restructuring Initiatives Phased approach Approximately $4.8 million in 4Q $25 million to $30 million in 2009 Strengthened Customer Relationships Established dedicated aftermarket division Launched Highway Original Brand Increased product and service offerings Streamlined Operations Consolidation of processes Consolidation of facilities Increased Financial Flexibility 4

Market Overview 5 2008 2009 Class 8 195,000 to 205,000 units 125,000 to 155,000 units Class 4-7 140,000 to 200,000 units 120,000 to 180,000 units Trailer 140,000 to 145,000 units 75,000 to 90,000 units NA COMMERCIAL VEHICLE PRODUCTION ESTIMATES1 2009 OUTLOOK Due to the uncertain economic environment, Accuride will not issue 2009 EBITDA or Earnings guidance 1. Source: ACT Research Company and FTR Associates

2009 Focus 6 Complete operational restructuring Increase value-add customer solutions Grow aftermarket share Continue to pursue and implement initiatives to improve cost position Increase shareholder value

7 Q4 2008 vs. Q4 2007 Q4-08 Q4-07 Adjusted ($ in millions, except per share data) Q4-08 Adj. Adjusted Q4-07 Adj. Adjusted Variance Net Sales: Wheels 86.1 $ 86.1 $ 100.7 $ 100.7 $ (14.6) $ Components 112.0 112.0 110.9 110.9 1.1 Other 10.7 10.7 11.0 11.0 (0.2) Total Net Sales 208.8 $ 208.8 $ 222.5 $ 222.5 $ (13.8) $ Gross Profit Wheels 17.2 $ 0.6 $ 17.8 $ 19.5 $ - $ 19.5 $ (1.6) $ Components (9.7) - (9.7) (1.4) - (1.4) (8.3) Other 2.9 - 2.9 2.9 - 2.9 (0.0) Corporate (0.3) - (0.3) (0.4) - (0.4) 0.1 Total Gross Profit 10.1 $ 0.6 $ 10.7 $ 20.6 $ - $ 20.6 $ (9.9) $ Operating Expenses Selling, General & Administrative 14.0 $ (0.3) $ 13.7 $ 12.8 $ - $ 12.8 $ 0.8 $ Impairment 64.8 (64.8) - 1.1 (1.1) - - Total Operating Expenses 78.8 $ (65.1) $ 13.7 $ 13.9 $ (1.1) $ 12.8 $ 0.8 $ Income from operations (68.7) $ 65.7 $ (3.0) $ 6.7 $ 1.1 $ 7.8 $ (10.8) $ Net Income (125.8) $ 103.2 $ (22.6) $ (10.4) $ 1.1 $ (9.3) $ (13.2) $ Diluted income per share (3.51) $ 2.88 $ (0.63) $ (0.29) $ 0.03 $ (0.26) $ (0.37) $ Adjusted EBITDA 15.0 $ 15.0 $ 17.7 $ 17.7 $ (2.7) $

8 FY 2008 vs. FY 2007 FY-08 FY-07 Adjusted ($ in millions, except per share data) FY-08 Adj. Adjusted FY-07 Adj. Adjusted Variance Net Sales: Wheels 391.4 $ 391.4 $ 477.1 $ 477.1 $ (85.7) $ Components 492.0 492.0 491.3 491.3 0.7 Other 48.0 48.0 45.2 45.2 2.7 Total Net Sales 931.4 $ 931.4 $ 1,013.7 $ 1,013.7 $ (82.3) $ Gross Profit Wheels 65.0 $ 4.9 $ 69.9 $ 69.6 $ - $ 69.6 $ 0.4 $ Components (18.7) 2.1 (16.6) 7.1 - 7.1 (23.7) Other 13.2 0.1 13.3 11.7 - 11.7 1.7 Corporate (3.9) 0.3 (3.6) (1.8) - (1.8) (1.8) Total Gross Profit 55.6 $ 7.4 $ 63.0 $ 86.5 $ - $ 86.5 $ (23.5) $ Operating Expenses Selling, General & Administrative 55.2 $ (5.0) $ 50.2 $ 55.8 $ - $ 55.8 $ (5.6) $ Impairment 277.0 (277.0) - 1.1 (1.1) - - Total Operating Expenses 332.2 $ (282.0) $ 50.2 $ 56.9 $ (1.1) $ 55.8 $ (5.6) $ Income from operations (276.6) $ 289.4 $ 12.8 $ 29.6 $ 1.1 $ 30.7 $ (17.9) $ Net Income (335.3) $ 305.3 $ (30.0) $ (8.6) $ 1.1 $ (7.5) $ (22.5) $ Diluted income per share (9.44) $ 8.59 $ (0.84) $ (0.25) $ 0.03 $ (0.21) $ (0.63) $ Adjusted EBITDA 73.3 $ 73.3 $ 108.9 $ 108.9 $ (35.6) $

9 2008 Free Cash Flow ($, in millions) Q4 08 Q4 07 FY 08 FY 07 CASH FROM OPERATIONS $17.7 $56.0 ($9.1) $82.9 CAPITAL EXPENDITURES ($4.8) ($11.3) ($29.7) ($36.5) FREE CASH FLOW $12.9 $44.7 ($38.9) $46.4 Cash flow in Q4-08 impacted by lower EBITDA, cash restructuring cost and delayed payments

10 Debt & Leverage ($, in millions) Total Debt $ 651.2 Cash $ 123.7 Net Debt $ 527.5 Revolver Availability $ 22.4 Liquidity at end of quarter $ 146.1 Senior Secured Leverage Ratio 4.76x Leverage Ratio 6.74x Note: Calculation of Senior Secured Leverage Ratio and Leverage Ratio per Credit Agreement

Recent Bank Amendment On February 4, 2009, the Company announced the completion of an amendment to its senior credit facility and a strategic partnership with an affiliate of Sun Capital Securities Group, LLC (Sun Capital). Covenants rest through Q4 2010 Revolving credit facility maturity extended to January 2011; Commitment reduced to $76 million $70 million of senior secured term debt held by Sun Capital was subordinated to become last out as to payment to other loans outstanding under the term agreement In order to enhance liquidity, the interest on the last out loans will accrue interest on a Payment-in-Kind (PIK) basis until December 31, 2009, after which the interest payment will continue to accrue on a PIK basis until the Company meets required liquidity thresholds In exchange for the modification of the last out loans, the Company issued warrants for 25% of the fully-diluted common stock, expanded the board of directors to 12 members, granted Sun Capital the right to elect five directors and nominate one independent director 11

12 2009 Guidance Assumptions Key Assumptions Net interest expense = $54 million to $56 million (excluding $10 million in amendment and transaction costs) Capital expenditures = $30 million to $35 million Depreciation and amortization approximately $45 million Cash taxes less than $5 million

APPENDIX 13

14 NON-GAAP FINANCIAL DATA ADJUSTED EBITDA IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW FROM OPERATIONS. ADJUSTED EBITDA REPRESENTS NET INCOME BEFORE NET INTEREST EXPENSE, INCOME TAX (EXPENSE) BENEFIT, DEPRECIATION AND AMORTIZATION PLUS NON-RECURRING ITEMS. HOWEVER, OTHER COMPANIES MAY CALCULATE ADJUSTED EBITDA DIFFERENTLY. ACCURIDE HAS INCLUDED INFORMATION CONCERNING ADJUSTED EBITDA IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR PERFORMANCE TO INTERNAL BUSINESS PLANS TO WHICH A SIGNIFICANT PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED. IN ADDITION, FUTURE INVESTMENT AND CAPITAL ALLOCATION DECISIONS ARE BASED ON ADJUSTED EBITDA. INVESTORS AND INDUSTRY ANALYSTS USE ADJUSTED EBITDA TO MEASURE THE COMPANY’S PERFORMANCE TO HISTORIC RESULTS AND TO THE COMPANY’S PEER GROUP. THE COMPANY HAS HISTORICALLY PROVIDED THE MEASURE IN PREVIOUS PRESS RELEASES AND BELIEVES IT PROVIDES TRANSPARENCY AND CONTINUITY TO INVESTORS FOR COMPARABLE PURPOSES. CERTAIN FINANCIAL COVENANTS IN OUR BORROWING ARRANGEMENTS ARE TIED TO SIMILAR MEASURES. FREE CASH FLOW IS NOT INTENDED TO REPRESENT CASH FLOW AS DEFINED BY GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”) AND SHOULD NOT BE CONSIDERED AS AN INDICATOR OF CASH FLOW. FREE CASH FLOW REPRESENTS NET CASH PROVIDED BY OPERATING ACTIVITIES LESS CAPITAL EXPENDITURES. ACCURIDE HAS INCLUDED INFORMATION CONCERNING FREE CASH FLOW IN THIS PRESENTATION BECAUSE ACCURIDE’S MANAGEMENT AND OUR BOARD OF DIRECTORS USE IT AS A MEASURE OF OUR ABILITY TO REPAY DEBT AND MAKE INVESTMENTS TO WHICH A PORTION OF MANAGEMENT INCENTIVE PROGRAMS ARE BASED.

15 EBITDA Reconciliation Q4-08 Q4-07 FY-08 FY-07 NET INCOME (125.8) $ (10.4) $ (335.3) $ (8.6) $ Net Interest Expense 15.6 13.4 51.4 48.3 Income Tax Expense 37.2 4.8 2.5 (3.1) Depreciation and Amortization 11.6 13.1 46.2 61.6 Impairment of goodwill and other intangibles 64.8 1.1 277.0 1.1 EBITDA 3.5 22.1 41.7 99.3 7.2 (3.4) 26.4 16.1 4.3 (1.0) 5.2 (6.5) ADJUSTED EBITDA 15.0 $ 17.7 $ 73.3 $ 108.9 $ Restructuring, severance and other charges Items related to our credit agreement